Exhibit 99.2

Easterly Government Properties Inc.

VA

Supplemental Information Package

Third Quarter 2023

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues, including credit risk and risk that the U.S. Government reduces its spending on real estate or that it changes its preference away from leased properties; risks associated with ownership and development of real estate; the risk of decreased rental rates or increased vacancy rates; the loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or yield anticipated results; risks associated with our joint venture activities; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; risks associated with derivatives or hedging activity; risks associated with mortgage debt or unsecured financing or the unavailability thereof, which could make it difficult to finance or refinance properties and could subject us to foreclosure; adverse impacts from any future pandemic, epidemic or outbreak of any highly infectious disease on the U.S., regional and global economies and the financial condition and results of operations of the Company; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission, or the SEC, on February 28, 2023 and included under the heading “Risk Factors” in our other public filings. In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2023 that will be released in our Form 10-Q to be filed with the SEC on or about October 31, 2023.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent quarterly report on Form 10-Q and the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time. We present certain financial information and metrics “at Easterly’s Share,” which is calculated on an entity-by-entity basis. “At Easterly’s Share” information, which we also refer to as being “at share,” “pro rata,” “our pro rata share” or “our share” is not, and is not intended to be, a presentation in accordance with GAAP.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight-line rent adjustments for the last month in such period and the annualized net expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP. CAD is calculated in accordance with the current Nareit definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items, nonrecurring expenditures and the unconsolidated real estate venture’s allocated share of these adjustments. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

Cash fixed charge coverage ratio is calculated as EBITDA divided by the sum of principal amortization and interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Cash interest coverage ratio is calculated as EBITDA divided by interest expense, excluding amortization of premiums / discounts and deferred financing fees, for the most recent quarter.

Core Funds from Operations (Core FFO) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes items which it believes are not representative of ongoing operating results, such as liability management related costs (including losses on extinguishment of debt and modification costs), catastrophic event charges, depreciation of non-real estate assets, and the unconsolidated real estate venture's allocated share of these adjustments. In future periods, the Company may also exclude other items from Core FFO that it believes may help investors compare its results. The Company believes Core FFO more accurately reflects the ongoing operational and financial performance of the Company's core business.

EBITDA is calculated as the sum of net income (loss) before interest expense, taxes, depreciation and amortization, (gain) loss on the sale of operating properties, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP, is not indicative of operating income or cash provided by operating activities as determined under GAAP and may be presented on a pro forma basis. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP.

Supplemental Definitions

Funds From Operations (FFO) is defined, in accordance with the Nareit FFO White Paper - 2018 Restatement, as net income (loss), calculated in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO includes the Company’s share of FFO generated by unconsolidated affiliates. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of the Company's operating performance, which, when applicable, excludes the impact of losses on extinguishment of debt, depreciation of non-real estate assets, acquisition costs, straight-line rent and other non-cash adjustments, amortization of deferred revenue (which results from landlord assets funded by tenants), non-cash interest expense, non-cash compensation, amortization of above-/below-market leases, and the unconsolidated real estate venture’s allocated share of these adjustments. By excluding these income and expense items from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Net Operating Income (NOI) and Cash NOI. NOI is calculated as net income adjusted to exclude depreciation and amortization, acquisition costs, corporate general and administrative costs, interest expense, gains or losses from sales of property, impairment loss, and the unconsolidated real estate venture’s allocated share of these adjustments. Cash NOI excludes from NOI straight-line rent, amortization of above-/below-market leases, amortization of deferred revenue (which results from landlord assets funded by tenants), and the unconsolidated real estate venture’s allocated share of these adjustments. NOI and Cash NOI presented by the Company may not be comparable to NOI and Cash NOI reported by other REITs that define NOI and Cash NOI differently. The Company believes that NOI and Cash NOI provide investors with useful measures of the operating performance of its properties. NOI and Cash NOI should not be considered an alternative to net income as an indication of the Company's performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Net Debt and Adjusted Net Debt. Net Debt represents the Company's consolidated debt and its share of unconsolidated debt adjusted to exclude its share of unamortized premiums and discounts and deferred financing fees, less its share of cash and cash equivalents and property acquisition closing escrow, net of deposit. By excluding these items, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted Net Debt is Net Debt reduced by 1) for each project under construction or in design, the lesser of i) outstanding lump-sum reimbursement amounts and ii) the cost to date, 2) 40% times the amount by which the cost to date exceeds total lump-sum reimbursement amounts for each project under construction or in design and 3) outstanding lump-sum reimbursement amounts for projects previously completed. These adjustments are made to 1) remove the estimated portion of each project under construction, in design or previously completed that has been financed with debt which may be repaid with outstanding cost reimbursement payments from the US Government and 2) remove the estimated portion of each project under construction or in design, in excess of total lump-sum reimbursements, that has been financed with debt but has not yet produced earnings. See page 25 for further information. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and may be presented on a pro forma basis. Accordingly, the Company's method may not be comparable to such other REITs.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2001 K Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 775 North		or 202-596-3947 to request an	Supervisory VP,
Washington, DC 20006	Ticker	Investor Relations package	Investor Relations
202-595-9500	DEA		& Operations

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie, Lead Independent Director	Emil Henry Jr.
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	Michael Ibe
Allison Marino, CAO	Mark Bauer, EVP	Cynthia Fisher	Tara Innes
Stuart Burns, EVP	Franklin Logan, GC	Scott Freeman	William Trimble III
Andrew Pulliam, EVP

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael A. Griffin	Bill Crow	Michael Carroll
212-816-5871	727-567-2594	440-715-2649

Jefferies	Truist Securities	Compass Point Research & Trading, LLC
Peter Abramowitz	Michael R. Lewis	Merrill Ross
212-336-7241	212-319-5659	202-534-1392

BMO Capital Markets
John P. Kim
212-885-4115

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (In thousands, except share and per share amounts)

Outstanding Classes of Stock and Partnership Units - Fully Diluted Basis	At September 30, 2023		Earnings	Three months ended September 30, 2023	Three months ended September 30, 2022
Common shares	95,074,713		Net income available to Easterly Government Properties, Inc.	$5,374	$642
Unvested restricted shares	42,814		Net income available to Easterly Government Properties, Inc.
Common partnership and vested LTIP units	12,304,357		per share:
Total - fully diluted basis	107,421,884		Basic	$0.06	$0.01
			Diluted	$0.06	$0.01

Market Capitalization	At September 30, 2023		Net income	$6,081	$749
Price of Common Shares	$11.43		Net income, per share - fully diluted basis	$0.06	$0.01
Total equity market capitalization - fully diluted basis	$1,227,832		Funds From Operations (FFO)	$29,963	$32,438
Net Debt	1,199,396		FFO, per share - fully diluted basis	$0.28	$0.32
Total enterprise value	$2,427,228
			Core FFO	$30,238	$32,703
			Core FFO, per share - fully diluted basis	$0.29	$0.32
Ratios	At September 30, 2023
Net debt to total enterprise value	49.4%		FFO, as Adjusted	$28,944	$33,296
Net debt to annualized quarterly EBITDA	7.0	x	FFO, as Adjusted, per share - fully diluted basis	$0.27	$0.32
Adjusted Net Debt to annualized quarterly pro forma EBITDA	6.7	x
Cash interest coverage ratio	3.6	x	Cash Available for Distribution (CAD)	$23,958	$28,529
Cash fixed charge coverage ratio	3.3	x
			Liquidity	At September 30, 2023
			Cash and cash equivalents		$22,290
			Available under $450 million senior unsecured revolving credit facility(1)		$449,875

(1) Revolving credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total revolving credit facility size of not more than $700 million.

Balance Sheets (Unaudited, in thousands, except share amounts)

	September 30, 2023	December 31, 2022
Assets
Real estate properties, net	$2,262,502	$2,285,308
Cash and cash equivalents	20,696	7,578
Restricted cash	12,753	9,696
Tenant accounts receivable	61,119	58,835
Investment in unconsolidated real estate venture	284,522	271,644
Intangible assets, net	140,505	157,282
Interest rate swaps	5,003	4,020
Prepaid expenses and other assets	38,379	35,022
Total assets	$2,825,479	$2,829,385

Liabilities
Revolving credit facility	-	65,500
Term loan facilities, net	298,982	248,972
Notes payable, net	696,411	696,052
Mortgage notes payable, net	221,448	240,847
Intangible liabilities, net	13,450	16,387
Deferred revenue	84,178	83,309
Accounts payable, accrued expenses and other liabilities	75,790	67,336
Total liabilities	1,390,259	1,418,403

Equity
Common stock, par value $0.01, 200,000,000 shares authorized, 95,117,527 and 90,814,021 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	951	908
Additional paid-in capital	1,707,142	1,622,913
Retained earnings	107,865	93,497
Cumulative dividends	(549,562)	(475,983)
Accumulated other comprehensive income (loss)	4,430	3,546
Total stockholders' equity	1,270,826	1,244,881
Non-controlling interest in Operating Partnership	164,394	166,101
Total equity	1,435,220	1,410,982
Total liabilities and equity	$2,825,479	$2,829,385

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenues
Rental income	$68,205	$72,643	$204,111	$214,238
Tenant reimbursements	2,704	1,616	7,279	3,676
Asset management income	526	377	1,560	942
Other income	579	405	1,657	1,244
Total revenues	72,014	75,041	214,607	220,100

Expenses
Property operating	18,746	17,802	54,263	48,811
Real estate taxes	7,814	8,177	22,901	23,854
Depreciation and amortization	22,245	25,050	67,945	73,552
Acquisition costs	321	275	1,226	939
Corporate general and administrative	6,107	5,870	20,426	17,819
Total expenses	55,233	57,174	166,761	164,975

Other income (expense)
Income from unconsolidated real estate venture	1,346	830	4,166	2,286
Interest expense, net	(12,046)	(12,408)	(35,739)	(34,729)
Impairment loss	-	(5,540)	-	(5,540)
Net income	6,081	749	16,273	17,142

Non-controlling interest in Operating Partnership	(707)	(107)	(1,905)	(1,962)
Net income available to Easterly Government
Properties, Inc.	$5,374	$642	$14,368	$15,180

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.06	$0.01	$0.15	$0.16
Diluted	$0.06	$0.01	$0.15	$0.16

Weighted-average common shares outstanding:
Basic	93,537,121	90,772,706	92,674,039	90,560,471
Diluted	93,849,444	91,119,372	92,938,221	90,886,108

Net income, per share - fully diluted basis	$0.06	$0.01	$0.15	$0.17

Weighted average common shares outstanding -
fully diluted basis	105,888,188	102,848,357	105,014,057	102,315,465

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Net income	$6,081	$749	$16,273	$17,142
Depreciation and amortization	22,245	25,050	67,945	73,552
Acquisition costs	321	275	1,226	939
Corporate general and administrative	6,107	5,870	20,426	17,819
Interest expense	12,046	12,408	35,739	34,729
Impairment loss	-	5,540	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	1,947	1,399	5,872	3,505
Net Operating Income	48,747	51,291	147,481	153,226
Adjustments to Net Operating Income:
Straight-line rent and other non-cash adjustments	(1,300)	1,068	(2,782)	470
Amortization of above-/below-market leases	(676)	(769)	(2,052)	(2,373)
Amortization of deferred revenue	(1,572)	(1,472)	(4,678)	(4,313)
Unconsolidated real estate venture allocated share of above adjustments	(6)	(413)	(118)	(1,166)
Cash Net Operating Income	$45,193	$49,705	$137,851	$145,844

EBITDA (Unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Net income	$6,081	$749	$16,273	$17,142
Depreciation and amortization	22,245	25,050	67,945	73,552
Interest expense	12,046	12,408	35,739	34,729
Tax expense	283	121	803	346
Impairment loss	-	5,540	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	1,960	1,395	5,842	3,503
EBITDA	$42,615	$45,263	$126,602	$134,812

Pro forma adjustments(1)	247
Pro forma EBITDA	$42,862

(1) Pro forma assuming a full quarter of operations from the one property acquired in the third quarter of 2023.

FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Net income	$6,081	$749	$16,273	$17,142
Depreciation of real estate assets	21,995	24,802	67,194	72,810
Impairment loss	-	5,540	-	5,540
Unconsolidated real estate venture allocated share of above adjustments	1,887	1,347	5,637	3,352
FFO	$29,963	$32,438	$89,104	$98,844
Adjustments to FFO:
Loss on extinguishment of debt	$-	$-	$14	$-
Natural disaster event expense, net of recovery	8	-	86	9
Depreciation of non-real estate assets	250	248	751	742
Unconsolidated real estate venture allocated share of above adjustments	17	17	50	48
Core FFO	$30,238	$32,703	$90,005	$99,643
Adjustments to Core FFO:
Acquisition costs	321	275	1,226	939
Straight-line rent and other non-cash adjustments	(1,296)	1,090	(2,661)	559
Amortization of above-/below-market leases	(676)	(769)	(2,052)	(2,373)
Amortization of deferred revenue	(1,572)	(1,472)	(4,678)	(4,313)
Non-cash interest expense	264	235	752	695
Non-cash compensation	1,658	1,625	4,625	4,891
Natural disaster event expense, net of recovery	(8)	-	(86)	(9)
Unconsolidated real estate venture allocated share of above adjustments	15	(391)	(55)	(1,099)
FFO, as Adjusted	$28,944	$33,296	$87,076	$98,933

FFO, per share - fully diluted basis	$0.28	$0.32	$0.85	$0.97
Core FFO, per share - fully diluted basis	$0.29	$0.32	$0.86	$0.97
FFO, as Adjusted, per share - fully diluted basis	$0.27	$0.32	$0.83	$0.97

FFO, as Adjusted	$28,944	$33,296	$87,076	$98,933
Acquisition costs	(321)	(275)	(1,226)	(939)
Principal amortization	(1,100)	(1,314)	(3,226)	(3,942)
Maintenance capital expenditures	(3,207)	(2,217)	(8,276)	(5,123)
Contractual tenant improvements	(355)	(961)	(1,368)	(2,089)
Unconsolidated real estate venture allocated share of above adjustments	(3)	-	(7)	-
Cash Available for Distribution (CAD)	$23,958	$28,529	$72,973	$86,840

Weighted average common shares outstanding - fully diluted basis	105,888,188	102,848,357	105,014,057	102,315,465

Unconsolidated Real Estate Venture (Unaudited, in thousands)

Balance Sheet Information	Balance Sheet	Easterly's Share(2)
	September 30, 2023	September 30, 2023
Real estate properties - net	$452,405	$239,775
Total assets	547,397	290,120
Total liabilities	11,146	5,907
Total preferred stockholders' equity	125	66
Total common stockholders' equity	536,126	284,147
Basis difference(1)	-	375
Total equity	$536,251	$284,522

(1) This amount represents the aggregate difference between the Company’s historical cost basis and basis reflected at the joint venture level.

(2) The Company owns 53.0% of the properties through the unconsolidated joint venture.

Unconsolidated Real Estate Venture (Cont.) (Unaudited, in thousands)

Income Statement Information	Three Months Ended	Easterly's Share(1)	Nine Months Ended	Easterly's Share(1)
	September 30, 2023	September 30, 2023	September 30, 2023	September 30, 2023
Revenues
Rental income	$10,093	$5,349	$29,865	$15,828
Other income	44	24	128	68
Total Revenues	10,137	5,373	29,993	15,896
Operating expenses
Property operating	2,102	1,114	5,812	3,080
Real estate taxes	1,274	675	3,658	1,939
Depreciation and amortization	3,592	1,903	10,729	5,686
Acquisition costs	(1)	-	(4)	(2)
Asset management fees	526	279	1,560	827
Corporate general and administrative	42	22	233	123
Total expenses	7,535	3,993	21,988	11,653
Other expenses
Interest expense - net	(41)	(22)	(123)	(65)
Distributions to preferred stockholders	-	(12)	-	(12)
Net income	$2,561	$1,346	$7,882	$4,166

Depreciation and amortization	3,592	1,903	10,729	5,686
Interest expense - net	41	22	123	65
Tax expense	66	35	171	91
EBITDA	$6,260	$3,306	$18,905	$10,008

Pro forma adjustments(2)	419	222
Pro forma EBITDA	$6,679	$3,528

Net income	$2,561	$1,346	$7,882	$4,166
Depreciation of real estate assets	3,561	1,887	10,636	5,637
FFO	$6,122	$3,233	$18,518	$9,803
Adjustments to FFO:
Depreciation of non-real estate assets	31	17	93	50
Core FFO	$6,153	$3,250	$18,611	$9,853
Adjustments to Core FFO:
Acquisition costs	(1)	-	(4)	(2)
Straight-line rent and other non-cash adjustments	(11)	(6)	(222)	(118)
Non-cash interest expense	41	21	123	65
FFO, as Adjusted	$6,182	$3,265	$18,508	$9,798
Acquisition costs	1	-	4	2
Maintenance capital expenditures	(6)	(3)	(36)	(19)
Contractual tenant improvements	-	-	18	10
Cash Available for Distribution (CAD)	$6,177	$3,262	$18,494	$9,791

(1) The Company owns 53.0% of the properties through the unconsolidated joint venture.

(2) Pro forma assuming a full quarter of operations from the one unconsolidated joint venture property acquired in the third quarter of 2023.

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	September 30, 2023 Interest Rate	September 30, 2023 Balance(1)	September 30, 2023 Percent of Total Indebtedness
Unsecured debt
Revolving Credit facility	23-Jul-25(2)	S + 135 bps	-	0.0%
2016 Term Loan facility	29-Mar-24	5.05%(3)	100,000	8.2%
2018 Term Loan facility	23-Jul-26	5.39%(4)	200,000	16.4%
2017 Series A Senior Notes	25-May-27	4.05%	95,000	7.8%
2017 Series B Senior Notes	25-May-29	4.15%	50,000	4.1%
2017 Series C Senior Notes	25-May-32	4.30%	30,000	2.5%
2019 Series A Senior Notes	12-Sep-29	3.73%	85,000	7.0%
2019 Series B Senior Notes	12-Sep-31	3.83%	100,000	8.2%
2019 Series C Senior Notes	12-Sep-34	3.98%	90,000	7.4%
2021 Series A Senior Notes	14-Oct-28	2.62%	50,000	4.1%
2021 Series B Senior Notes	14-Oct-30	2.89%	200,000	16.4%
Total unsecured debt	5.5 years	4.07%	$1,000,000	82.1%
	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
VA - Golden	1-Apr-24	5.00%	8,480	0.7%
USFS II - Albuquerque	14-Jul-26	4.46%	12,080	1.0%
ICE - Charleston	15-Jan-27	4.21%	12,364	1.0%
VA - Loma Linda	6-Jul-27	3.59%	127,500	10.4%
CBP - Savannah	10-Jul-33	3.40%	9,762	0.7%
USCIS - Kansas City	6-Aug-24	3.68%	51,500	4.1%
Total secured mortgage debt	3.2 years	3.74%	$221,686	17.9%
	(wtd-avg maturity)	(wtd-avg rate)

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) Revolving credit facility has two six-month as-of-right extension options, subject to certain conditions and the payment of an extension fee.

(3) Calculated based on one interest rate swap with a notional value of $100.0 million, which effectively fixes the interest rate at 5.05% annually based on the Company’s current consolidated leverage ratio. The interest rate swap matures on June 29, 2025, which is not coterminous with the maturity date of the 2016 term loan facility.

(4) Calculated based on two interest rate swaps with an aggregate notional value of $200.0 million, which effectively fix the interest rate at 5.39% annually based on the Company’s current consolidated leverage ratio. The two interest rate swaps mature on December 23, 2024 and March 23, 2025, which is not coterminous with the maturity date of the 2018 term loan facility.

Debt Schedules (Cont.) (Unaudited, in thousands)

Debt Statistics	September 30, 2023		September 30, 2023
Variable rate debt - unhedged	$-	% Variable rate debt - unhedged	0.0%
Fixed rate debt	1,221,686	% Fixed rate debt(3)	100.0%
Total Debt(1)	$1,221,686
Less: cash and cash equivalents	(22,290)	Weighted average maturity	5 years
Net Debt	$1,199,396	Weighted average interest rate	4.0%
Less: Adjustment for development(2)	(43,644)
Adjusted Net Debt	$1,155,752

(1) Excludes unamortized premiums / discounts and deferred financing fees.

(2) See definition of Adjusted Net Debt on Page 4.

(3) Includes the Company's 2016 and 2018 term loan facilities which are effectively swapped to fixed interest rates. Note the associated swaps are not coterminous with maturity dates of the respective term loan facilities. See Page 15 for further detail.

Debt Maturities (Unaudited, in thousands)

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Weighted Average Interest Rate of Scheduled Maturities
2023	1,090	-	-	1,090	-	-
2024	4,403	59,895	100,000	164,298	13.4%	4.60%
2025	4,598	-	-	4,598	0.4%	-
2026	3,686	6,368	200,000	210,054	17.2%	5.34%
2027	1,093	134,640	95,000	230,733	18.9%	3.81%
2028	983	-	50,000	50,983	4.2%	2.62%
2029	1,016	-	135,000	136,016	11.1%	3.89%
2030	1,049	-	200,000	201,049	16.5%	2.89%
2031	1,081	-	100,000	101,081	8.3%	3.83%
2032	1,116	-	30,000	31,116	2.5%	4.30%
2033	668	-	-	668	0.1%	3.40%
2034	-	-	90,000	90,000	7.4%	3.98%
Total	$20,783	$200,903	$1,000,000	$1,221,686	100.0%

Leased Operating Property Overview (As of September 30, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties
VA - Loma Linda	Loma Linda, CA	Outpatient Clinic	2036	2016	327,614	$16,592,268	5.5%	$50.65
USCIS - Kansas City	Lee's Summit, MO	Office/Warehouse	2024 - 2042(1)	1969 / 1999	416,399	10,356,616	3.5%	24.87
JSC - Suffolk	Suffolk, VA	Office	2028(2)	1993 / 2004	403,737	8,437,944	2.8%	20.90
Various GSA - Chicago	Des Plaines, IL	Office	2023	1971 / 1999	202,185	6,971,858	2.3%	34.48
IRS - Fresno	Fresno, CA	Office	2033	2003	180,481	6,944,600	2.2%	38.48
FBI - Salt Lake	Salt Lake City, UT	Office	2032	2012	169,542	6,904,306	2.2%	40.72
Various GSA - Portland	Portland, OR	Office	2023 - 2039(3)	2002	205,478	6,837,561	2.2%	33.28
Various GSA - Buffalo	Buffalo, NY	Office	2025 - 2039	2004	273,678	6,788,982	2.2%	24.81
VA - San Jose	San Jose, CA	Outpatient Clinic	2038	2018	90,085	5,765,363	1.9%	64.00
EPA - Lenexa	Lenexa, KS	Office	2027(2)	2007 / 2012	169,585	5,684,119	1.8%	33.52
PTO - Arlington	Arlington, VA	Office	2035	2009	190,546	5,339,380	1.7%	28.02
FBI - San Antonio	San Antonio, TX	Office	2025	2007	148,584	5,262,920	1.7%	35.42
FBI - Tampa	Tampa, FL	Office	2040	2005	138,000	5,177,074	1.7%	37.52
FDA - Alameda	Alameda, CA	Laboratory	2039	2019	69,624	4,892,834	1.6%	70.28
FBI / DEA - El Paso	El Paso, TX	Office/Warehouse	2028	1998 - 2005	203,683	4,655,530	1.5%	22.86
FEMA - Tracy	Tracy, CA	Warehouse	2038	2018	210,373	4,646,120	1.5%	22.09
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,466,756	1.4%	39.81
TREAS - Parkersburg	Parkersburg, WV	Office	2041	2004 / 2006	182,500	4,355,673	1.4%	23.87
DOT - Lakewood	Lakewood, CO	Office	2039	2004	122,225	4,154,365	1.3%	33.99
VA - South Bend	Mishakawa, IN	Outpatient Clinic	2032	2017	86,363	4,149,754	1.3%	48.05
FDA - Lenexa	Lenexa, KS	Laboratory	2040	2020	59,690	4,102,149	1.3%	68.72
FBI - Pittsburgh	Pittsburgh, PA	Office	2027	2001	100,054	4,037,239	1.3%	40.35
USCIS - Lincoln	Lincoln, NE	Office	2025	2005	137,671	3,982,813	1.3%	28.93
VA - Mobile	Mobile, AL	Outpatient Clinic	2033	2018	79,212	3,973,045	1.3%	50.16
FBI - New Orleans	New Orleans, LA	Office	2029(4)	1999 / 2006	137,679	3,970,217	1.3%	28.84
JUD - Del Rio	Del Rio, TX	Courthouse/Office	2041	1992 / 2004	89,880	3,831,310	1.2%	42.63
FBI - Knoxville	Knoxville, TN	Office	2025	2010	99,130	3,607,448	1.2%	36.39
FBI - Birmingham	Birmingham, AL	Office	2042	2005	96,278	3,535,446	1.1%	36.72
EPA - Kansas City	Kansas City, KS	Laboratory	2043	2003	55,833	3,493,954	1.1%	62.58
ICE - Charleston	North Charleston, SC	Office	2027	1994 / 2012	65,124	3,334,548	1.1%	51.20
USFS II - Albuquerque	Albuquerque, NM	Office	2026(2)	2011	98,720	3,323,744	1.1%	33.67
VA - Chico	Chico, CA	Outpatient Clinic	2034	2019	51,647	3,318,030	1.1%	64.24
FBI - Richmond	Richmond, VA	Office	2041	2001	96,607	3,310,029	1.1%	34.26
FBI - Little Rock	Little Rock, AR	Office	2041	2001	102,377	3,217,259	1.0%	31.43
DEA - Sterling	Sterling, VA	Laboratory	2038	2001	57,692	3,209,041	1.0%	55.62
USFS I - Albuquerque	Albuquerque, NM	Office	2026	2006	92,455	3,180,431	1.0%	34.40
USCIS - Tustin	Tustin, CA	Office	2034	1979 / 2019	66,818	3,159,190	1.0%	47.28

Leased Operating Property Overview (Cont.) (As of September 30, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Vista	Vista, CA	Laboratory	2035	2002	52,293	3,110,917	1.0%	59.49
VA - Orange	Orange, CT	Outpatient Clinic	2034	2019	56,330	2,976,200	1.0%	52.84
VA - Indianapolis	Brownsburg, IN	Outpatient Clinic	2041	2021	80,000	2,954,619	1.0%	36.93
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,822,205	0.9%	39.69
DEA - Dallas Lab	Dallas, TX	Laboratory	2038	2001	49,723	2,774,089	0.9%	55.79
FBI - Mobile	Mobile, AL	Office	2029(2)	2001	76,112	2,773,577	0.9%	36.44
JUD - El Centro	El Centro, CA	Courthouse/Office	2034	2004	43,345	2,772,153	0.9%	63.96
DEA - Upper Marlboro	Upper Marlboro, MD	Laboratory	2037	2002	50,978	2,745,212	0.9%	53.85
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,743,024	0.9%	64.57
SSA - Charleston	Charleston, WV	Office	2024(2)	1959 / 2000	110,000	2,712,183	0.9%	24.66
FBI - Albany	Albany, NY	Office	2036	1998	69,476	2,697,700	0.9%	38.83
TREAS - Birmingham	Birmingham, AL	Office	2029	2014	83,676	2,601,278	0.8%	31.09
USAO - Louisville	Louisville, KY	Office	2031	2011	60,000	2,538,338	0.8%	42.31
JUD - Charleston	Charleston, SC	Courthouse/Office	2040	1999	52,339	2,481,397	0.8%	47.41
JUD - Jackson	Jackson, TN	Courthouse/Office	2043	1998	75,043	2,386,455	0.8%	31.80
NARA - Broomfield	Broomfield, CO	Office/Warehouse	2032	2012	161,730	2,373,591	0.8%	14.68
Various GSA - Cleveland	Brooklyn Heights, OH	Office	2028 - 2040(5)	1981 / 2021	61,384	2,260,734	0.7%	36.83
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,257,793	0.7%	64.51
DEA - Dallas	Dallas, TX	Office	2041	2001	71,827	2,253,538	0.7%	31.37
NWS - Kansas City	Kansas City, MO	Office	2033(2)	1998 / 2020	94,378	2,142,661	0.7%	22.70
DEA - Santa Ana	Santa Ana, CA	Office	2029	2004	39,905	1,999,617	0.6%	50.11
DEA - North Highlands	Sacramento, CA	Office	2033	2002	37,975	1,913,404	0.6%	50.39
NPS - Omaha	Omaha, NE	Office	2024(2)	2004	62,772	1,848,140	0.6%	29.44
VA - Golden	Golden, CO	Office/Warehouse	2026	1996 / 2011	56,753	1,730,399	0.6%	30.49
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,604,660	0.5%	26.95
JUD - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,572,610	0.5%	33.47
GSA - Clarksburg	Clarksburg, WV	Office	2024(2)	1999	63,750	1,522,026	0.5%	23.87
VA - Charleston	North Charleston, SC	Warehouse	2040	2020	97,718	1,472,208	0.5%	15.07
DEA - Birmingham	Birmingham, AL	Office	2038	2005	35,616	1,444,548	0.5%	40.56
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,400,197	0.5%	43.79
USAO - Springfield	Springfield, IL	Office	2038	2002	43,600	1,381,505	0.4%	31.69
DEA - Riverside	Riverside, CA	Office	2032	1997	34,354	1,346,376	0.4%	39.19
JUD - Council Bluffs	Council Bluffs, IA	Courthouse/Office	2041(5)	2021	28,900	1,283,504	0.4%	44.41
SSA - Dallas	Dallas, TX	Office	2035	2005	27,200	1,063,304	0.3%	39.09
JUD - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	788,893	0.3%	26.19
ICE - Louisville	Louisville, KY	Office	2036	2011	17,420	655,365	0.2%	37.62
DEA - San Diego	San Diego, CA	Warehouse	2032	1999	16,100	555,895	0.2%	34.53

Leased Operating Property Overview (Cont.) (As of September 30, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

Wholly Owned U.S. Government Leased Properties (Cont.)
DEA - Bakersfield	Bakersfield, CA	Office	2038	2000	9,800	487,179	0.2%	49.71
SSA - San Diego	San Diego, CA	Office	2032	2003	10,059	442,607	0.1%	44.00
ICE - Otay	San Diego, CA	Office	2027	2001	7,434	259,066	0.1%	34.85

Subtotal					7,544,936	$266,119,083	86.2%	$35.27

Wholly Owned Privately Leased Property
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028(5)	2013	70,078	410,392	0.1%	5.86
Subtotal					70,078	$410,392	0.1%	$5.86

Wholly Owned Properties Total / Weighted Average					7,615,014	$266,529,475	86.3%	$35.00

Leased Operating Property Overview (Cont.) (As of September 30, 2023, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot
U.S Government Leased to Unconsolidated Real Estate Venture
VA - Phoenix(6)	Phoenix, AZ	Outpatient Clinic	2042	2022	257,294	10,679,166	3.5%	41.51
VA - San Antonio(6)	San Antonio, TX	Outpatient Clinic	2041	2021	226,148	9,341,291	3.0%	41.31
VA - Chattanooga(6)	Chattanooga, TN	Outpatient Clinic	2035	2020	94,566	4,333,812	1.4%	45.83
VA - Lubbock(6)(7)	Lubbock, TX	Outpatient Clinic	2040	2020	120,916	4,030,913	1.3%	33.34
VA - Marietta(6)	Marietta, GA	Outpatient Clinic	2041	2021	76,882	3,908,473	1.3%	50.84
VA - Birmingham(6)	Irondale, AL	Outpatient Clinic	2041	2021	77,128	3,154,679	1.0%	40.90
VA - Corpus Christi(6)	Corpus Christi, TX	Outpatient Clinic	2042	2022	69,276	2,927,676	0.9%	42.26
VA - Columbus(6)	Columbus, GA	Outpatient Clinic	2042	2022	67,793	2,887,003	0.9%	42.59
VA - Lenexa(6)	Lenexa, KS	Outpatient Clinic	2041	2021	31,062	1,309,621	0.4%	42.16

Subtotal					1,021,065	$42,572,634	13.7%	$41.69

Total / Weighted Average					8,636,079	$309,102,109	100.0%	$35.79

Total / Weighted Average at Easterly's Share					8,156,177	$289,092,971		$35.44

(1) 316,318 square feet leased to U.S. Citizenship and Immigration Services ("USCIS") will expire on February 19, 2042 and contains two five-year renewal options. 88,672 square feet leased to four private tenants will expire between 2024-2028 and each contains renewal options.

(2) Lease contains one five-year renewal option.

(3) 37,811 square feet leased to the U.S. Army Corps of Engineers ("ACOE") will expire on February 19, 2025 and contains two five-year renewal options. 21,646 square feet leased to the Federal Bureau of Investigation ("FBI") will expire on December 31, 2024 and contains two five-year renewal options. 9,525 square feet leased to four private tenants will expire between 2025-2028 and each contains renewal options. 4,846 square feet leased to the Department of Energy ("DOE") will expire on April 14, 2033 and contains one ten-year renewal options.

(4) Lease contains one ten-year renewal option.

(5) Lease contains two five-year renewal options.

(6) The Company owns 53.0% of the property through an unconsolidated joint venture.

(7) Asset is subject to a ground lease where the Company is the lessee.

Tenants (As of September 30, 2023, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Department of Veteran Affairs ("VA")	15.0	2,058,031	23.7%	$88,151,796	28.5%
Federal Bureau of Investigation ("FBI")	8.6	1,501,720	17.4%	52,660,266	17.0%
Drug Enforcement Administration ("DEA")	10.9	609,497	7.1%	27,895,464	9.0%
Judiciary of the U.S. ("JUD")	14.0	366,605	4.2%	15,116,322	4.9%
U.S. Citizenship and Immigration Services ("USCIS")	13.1	520,807	6.0%	15,033,375	4.9%
Environmental Protection Agency ("EPA")	7.9	225,418	2.6%	9,178,073	3.0%
Food and Drug Administration ("FDA")	16.4	129,314	1.5%	8,994,983	2.9%
U.S. Joint Staff Command ("JSC")	4.7	403,737	4.7%	8,437,944	2.7%
Internal Revenue Service ("IRS")	9.9	233,334	2.7%	8,035,226	2.6%
Immigration and Customs Enforcement ("ICE")	5.2	183,894	2.1%	7,865,100	2.5%
Bureau of the Fiscal Service ("BFS")	13.9	266,176	3.1%	6,956,951	2.3%
Federal Aviation Administration ("FAA")	0.1	194,540	2.3%	6,701,596	2.2%
U.S. Forest Service ("USFS")	2.7	191,175	2.2%	6,504,175	2.1%
Patent and Trademark Office ("PTO")	11.3	190,546	2.2%	5,339,380	1.7%
Social Security Administration ("SSA")	3.0	189,276	2.2%	5,221,249	1.7%
Federal Emergency Management Agency ("FEMA")	15.0	210,373	2.4%	4,646,120	1.5%
Department of Transportation ("DOT")	15.0	129,659	1.5%	4,413,431	1.4%
U.S. Attorney Office ("USAO")	10.3	110,008	1.3%	4,072,823	1.3%
National Archives and Records Administration ("NARA")	8.6	161,730	1.9%	2,373,591	0.8%
Customs and Border Protection ("CBP")	9.7	35,000	0.4%	2,257,793	0.7%
U.S. Department of Agriculture ("USDA")	3.9	67,902	0.8%	2,188,229	0.7%
National Weather Service ("NWS")	10.2	94,378	1.1%	2,142,661	0.7%
National Park Service ("NPS")	0.7	62,772	0.7%	1,848,140	0.6%
General Services Administration - Other	2.0	55,807	0.6%	1,789,272	0.6%
U.S. Coast Guard ("USCG")	4.2	59,547	0.7%	1,604,660	0.5%
National Oceanic and Atmospheric Administration ("NOAA")	4.9	33,403	0.4%	1,406,037	0.5%
U.S. Army Corps of Engineers ("ACOE")	1.4	39,320	0.5%	1,142,303	0.4%
Small Business Administration ("SBA")	14.1	44,753	0.5%	993,360	0.3%
Bureau of Alcohol, Tobacco, Firearms and Explosives ("ATF")	8.7	21,342	0.2%	778,139	0.3%

Tenants (Cont.) (As of September 30, 2023, unaudited)

Tenant	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Energy Regulatory Commission ("FERC")	15.9	6,214	0.1%	246,845	0.1%
Department of Energy ("DOE")	9.5	4,846	0.1%	187,782	0.1%
U.S. Marshals Service ("USMS")	3.3	1,054	0.0%	49,953	0.0%
Department of Labor ("DOL")	0.3	1,004	0.0%	23,967	0.0%
U.S. Probation Office ("USPO")	0.3	452	0.0%	10,799	0.0%

Subtotal	10.6	8,403,634	97.2%	$304,267,805	98.5%

Private Tenants
Other Private Tenants	2.8	54,040	0.6%	$1,484,991	0.5%
St. Luke's Health System	3.3	32,043	0.4%	$946,679	0.3%
CVS Health	1.7	39,690	0.5%	$920,815	0.3%
Providence Health & Services	1.9	21,643	0.3%	$728,673	0.2%
Lummus Corporation	4.8	70,078	0.8%	$410,392	0.1%
ExamOne	4.3	14,951	0.2%	$342,754	0.1%

Subtotal	3.3	232,445	2.8%	$4,834,304	1.5%

Total / Weighted Average	10.4	8,636,079	100.0%	$309,102,109	100.0%

(1) Weighted based on leased square feet.

Lease Expirations (As of September 30, 2023, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Leased Square Footage Expiring	Percentage of Total Leased Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2023	4	226,108	2.6%	7,947,093	2.6%	35.15
2024	6	383,585	4.4%	11,454,330	3.7%	29.86
2025	15	630,692	7.3%	20,776,075	6.7%	32.94
2026	5	294,245	3.4%	9,575,114	3.1%	32.54
2027	9	506,510	5.9%	18,658,872	6.0%	36.84
2028	10	778,474	9.0%	16,547,020	5.4%	21.26
2029	4	337,372	3.9%	11,344,689	3.7%	33.63
2030	0	-	0.0%	-	0.0%	-
2031	2	100,502	1.2%	4,077,198	1.3%	40.57
2032	7	531,001	6.1%	16,863,155	5.5%	31.76
Thereafter	55	4,847,590	56.2%	191,858,563	62.0%	39.58
Total / Weighted Average	117	8,636,079	100.0%	$309,102,109	100.0%	$35.79

Summary of Re/Development Projects (As of September 30, 2023, unaudited, in thousands, except square feet)

Projects Under Construction(1)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Anticipated Total Cost	Cost to Date	Anticipated Lump-Sum Reimbursement(2)	Anticipated Completion Date	Anticipated Lease Commencement
FDA - Atlanta	Atlanta, GA	Laboratory	162,000	20-Year	$227,461	$43,644	$150,680	4Q 2025	4Q 2025
Total			162,000		$227,461	$43,644	$150,680

Projects in Design(3)
Property Name	Location	Property Type	Total Estimated Leased Square Feet	Lease Term	Cost to Date	Anticipated Completion Date	Anticipated Lease Commencement
N/A	-	-	-	-	$-	-	-

Projects Previously Completed with Outstanding Lump-Sum Reimbursements(2)
Property Name	Location	Property Type	Total Leased Square Feet	Lease Term	Outstanding Lump-Sum Reimbursement(2)	Completion Date	Lease Commencement
N/A	-	-	-	-	$-	-	-

(1) Includes properties under construction for which design is complete.

(2) Includes reimbursement of lump-sum tenant improvement costs and development fees.

(3) Includes projects in the design phase for which project scope is not fully determined.